Exhibit 32.1


                Certification Required by Rule 13a-14(b) or Rule
                15d-14(b) and 18 U.S.C. Section 1350 (AS ADOPTED
                  PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002)

I, Aaron P. Hollander, as Chief Executive Officer of First Aviation Services Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended October 31, 2006 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  December 15, 2006

                                                   /S/ AARON P. HOLLANDER
                                                   ----------------------
                                                   Aaron P. Hollander
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)

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